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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): February 10, 2003

                       MEDICIS PHARMACEUTICAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-18443                    52-1574808
 (State or Other Jurisdiction   (Commission File Number)       (IRS Employer
   of Incorporation)                                         Identification No.)


8125 North Hayden Road                                                85258-2463
Scottsdale, Arizona                                                   (Zip Code)
(Address of Principal Executive
Offices)


Registrant's telephone number, including area code:               (602) 808-8800



                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.       Other Events

              A copy of a press release appears as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.       Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Exhibits.

99.1 Copy of press release, dated February 10, 2003, issued by Medicis Pharmaceutical Corporation.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MEDICIS PHARMACEUTICAL CORPORATION
                                     (Registrant)


Date:  February 10, 2003             /s/ Mark A. Prygocki, Sr.
                                     -------------------------------------------
                                     Name:      Mark A. Prygocki, Sr.
                                     Title:     Executive Vice President, Chief
                                                Financial Officer, Corporate
                                                Secretary and Treasurer





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                                  EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION
--------    -----------------------------------------------------------------
99.1        Copy of press release, dated February 10, 2003, issued by Medicis
            Pharmaceutical Corporation.